SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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DREYFUS VARIABLE INVESTMENT FUND

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DREYFUS VARIABLE INVESTMENT FUND
SMALL COMPANY STOCK PORTFOLIO

Notice of Special Meeting of Shareholders

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

A Special Meeting of Shareholders of the Small Company Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 11:30 a.m., for the following purposes:

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shares of the Portfolio are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). Portfolio shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies ("Policyowners").

          This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policyowners of record at the close of business on February 12, 2007 so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting. Your vote is important. Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage prepaid envelope.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
February 16, 2007

DREYFUS VARIABLE INVESTMENT FUND
SMALL COMPANY STOCK PORTFOLIO

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Wednesday, April 4, 2007

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Variable Investment Fund (the "Fund"), on behalf of its series, Small Company Stock Portfolio (the "Portfolio"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Wednesday, April 4, 2007 at 11:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

           Shares of the Portfolio are offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). The Participating Insurance Company's separate accounts are the shareholders of the Portfolio. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). As a Policyowner of record at the close of business on February 12, 2007, you have the right to instruct your Participating Insurance Company as to the manner in which shares of the Portfolio attributable to your Policy should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. To be effective, voting instructions must be received by the Participating Insurance Company before the close of business on April 3, 2007 (the "Effective Time"). Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to the Participating Insurance Company.

           Shareholders are entitled to one vote for each Portfolio share held and a fractional vote for each fractional Portfolio share held. Holders of Initial shares and Service shares will vote together as a group on the proposal. As of February 8, 2007, 1,649,921.083 Initial shares and 266,277.825 Service shares of the Portfolio's beneficial interests were issued and outstanding.

           Participating Insurance Companies will vote Portfolio shares attributable to Policies as to which no executed voting instruction forms are received by the Effective Time, as well as Portfolio shares not attributable to Policies (e.g., representing accrued fees payable to the relevant Participating Insurance Company by the separate account) or owned exclusively by the Participating Insurance Company or its affiliates, in the same proportion (for, against or abstain) as the voting instructions timely received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus and/or statement of additional information for the Policies.

           The approximate mailing date of this proxy statement and the accompanying voting instruction card is February 21, 2007. The Fund's principal executive offices are located at 200 Park Avenue, New York, New York 10166, and its phone number is 1-800-554-4611. Copies of the Portfolio's most recent Annual Report is available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Institutional Servicing, or by calling toll-free 1-800-554-4611.

PROPOSAL 1: TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE PORTFOLIO'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS

Introduction

           On February 16, 2007, the Fund's Board of Trustees, including a majority of Trustees who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved a Plan of Liquidation and Dissolution (the "Plan") in the form attached to this proxy statement. The Plan provides for the liquidation of the Portfolio's assets and the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Portfolio. The Fund's Board has directed that the Plan be submitted to Portfolio shareholders for approval.

           The Portfolio commenced operations on May 1, 1996, and, as of January 12, 2007, had total assets of approximately $42.5 million. The Portfolio has not achieved the asset growth expected by Dreyfus, the Portfolio's investment adviser, at the time the Portfolio commenced operations and Dreyfus believes it is unlikely that the Portfolio will experience material growth in assets in the foreseeable future. The Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements by Dreyfus) relative to total assets. In addition, because of certain inefficiencies, the higher relative costs and disadvantageous economies of scale attendant with the Portfolio's asset base, Dreyfus and the Fund's Board have concluded that it would be in the best interests of the Portfolio and its shareholders and Policyowners to liquidate the Portfolio.

Board Consideration

           In reaching its decision to approve the Plan and to submit it to shareholders for their approval, the Fund's Board considered the circumstances facing the Portfolio. The Board considered information provided by Dreyfus after management of Dreyfus reviewed the funds in the Dreyfus Family of Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds and recommended to the Board that the Portfolio be liquidated. The Board considered, among other factors, the following: (i) the Portfolio's failure to attain relative asset growth needed to achieve efficient investment operations in the view of management; (ii) the Portfolio's limited prospects for future growth; (iii) the understanding that Participating Insurance Companies will permit their Policyowners to make their own decisions regarding reinvestment of their Policy values allocated to the Portfolio through the transfer instruction process; and (iv) the fact that the consummation of the liquidation as proposed will not create any federal income tax liability for Policyowners.

           Furthermore, the Fund's Board concluded that the Plan was more appropriate than a merger of the Portfolio into a designated fund since Policyowners will be able to provide individualized instructions as to the transfer of the Portfolio's liquidated assets into another investment option available from their Participating Insurance Company, without adverse tax consequences to them.

           After careful consideration of these and other relevant factors, the Fund's Board concluded that approval of the Plan was in the best interests of shareholders and Policyowners and directed that the Plan be submitted to shareholders of the Portfolio for approval. The Fund is not required to seek federal or state regulatory approval of the Plan or the liquidation of the Portfolio.

Description of the Plan and the Liquidation

           The Plan will become effective on the date it is approved by shareholders of the Portfolio (the "Effective Date"). Within a reasonable period of time after the Effective Date, the Portfolio will convert all of its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs and preserving the value of its assets. On or about April 30, 2007, but not later than sixty days after the Effective Date, the Portfolio will distribute its assets to shareholders, after the payment (or reservation of assets for payment) to all creditors of the Portfolio, in redemption and cancellation of the outstanding shares of the Portfolio. Before making the final liquidating distribution, however, the Portfolio will continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Fund's Board, permit additional investments in Portfolio shares by existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.

          The date on which the Portfolio makes the liquidating distribution of its assets to shareholders and redeems and cancels its outstanding shares will be known as the "Liquidation Date." The proportionate interest of each shareholder in the assets of the Portfolio will be fixed on the basis of the shareholder's respective holdings as of the close of business on the Liquidation Date. On such date, the books of the Portfolio will be closed and the Portfolio will cease operations and will not engage in any business activities except for purposes of winding up its business and affairs.

           The Fund's Board has been advised by each Participating Insurance Company that, in order to avoid the potential of current taxation of a distribution, prior to or immediately following the distribution of liquidation proceeds to shareholders, the Participating Insurance Company will reinvest the redemption or cash proceeds distributed to its separate account by transferring the proceeds from the subaccount that held Portfolio shares to other subaccounts pursuant to transfer instructions timely received from Policyowners. For Policies as to which the Policyowners have not provided timely transfer instructions, the Participating Insurance Company will transfer the value of their Policies to a money market fund designated by the Participating Insurance Company. Transfer instructions and information as to the investment options will be provided by your Participating Insurance Company.

           Dreyfus will bear all expenses incurred in connection with carrying out the Plan, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation, but excluding the cost of liquidating portfolio investments (e.g., brokerage commissions and other transaction expenses) in preparation for and in connection with the Portfolio's liquidation. Normal operating expenses of the Portfolio will be borne by the Portfolio in the same manner as such expenses would have been borne absent a liquidation.

           The Plan also provides that the Fund's Board shall have the authority to authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the complete liquidation and dissolution of the Portfolio, as well as the other purposes generally to be accomplished by the Plan.

           If shareholders of the Portfolio fail to approve the Plan, the Portfolio will not be liquidated and will continue to operate and be managed in accordance with its investment objective and policies as currently in effect. However, in such case, the Fund's Board would determine what alternative action, if any, should be taken.

Vote Required and Board of Trustees' Recommendation

           Approval of this proposal requires the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote.

THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN

ADDITIONAL INFORMATION

Information Pertaining to the Investment Adviser and Distributor

           Dreyfus, the Portfolio's investment adviser, is located at 200 Park Avenue, New York, New York 10166, and is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Founded in 1947, Dreyfus manages more than $191 billion in approximately 200 mutual fund portfolios.

           On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

           Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's distributor.

Voting Information

           Voting instructions are being solicited by the Participating Insurance Companies by mail. In addition to the use of the mails, voting instructions may be solicited personally or by telephone by representatives of the Participating Insurance Companies. Participating Insurance Companies may be paid for their expenses in sending soliciting materials to their Policyowners. An outside firm may be retained to assist in the solicitation of voting instructions, primarily by contacting Policyowners by telephone.

           Shares represented by executed and unrevoked voting instruction forms will be voted in accordance with the specification made thereon, and if no voting instructions are given on such voting instruction forms, the shares will be voted "FOR" the proposal. If a voting instruction form is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve the proposal.

           A quorum is constituted by the presence in person or by proxy of the holders of at least thirty percent of the Portfolio's outstanding shares entitled to vote at the Meeting. Because the Participating Insurance Companies hold of record all of the Portfolio's shares, it is anticipated that all such shares will be present at the Meeting.

           In the event sufficient votes to approve the proposal are not received, the Participating Insurance Companies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment will require the affirmative vote by the holders of a majority of the Portfolio's shares eligible to vote that are represented at the Meeting in person or by proxy. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policyowners with respect to the reasons for the solicitation. Generally, votes cast "for" the proposal will be voted in favor of such adjournment, and votes cast "against" the proposal will be voted against any adjournment (abstentions will be voted for or against adjournment in proportion to the shares voted "for" or "against" the proposal).

Portfolio Share Ownership

           As of February 8, 2007, none of the Fund's Trustees and officers owned Portfolio shares.

           As of February 8, 2007, the following Participating Insurance Companies were known by the Fund to own 5% or more of the Portfolio's outstanding voting securities. Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a fund's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the fund.

Name and Address of Participating Insurance Company	Percent of Portfolio Shares Outstanding

TransAmerica Occidental Life Insurance Company Separate Account VA-2L 4333 Edgewood Road, NE Cedar Rapids, IA 52499	42.64% (Initial shares) 78.54% (Service shares)

TransAmerica Life Insurance Company 4333 Edgewood Road, NE Cedar Rapids, IA 52499	16.73% (Initial shares)

American Fidelity Securities, Inc. 2000 N. Classen Boulevard Oklahoma City, OK 73106	13.82% (Initial shares)

First TransAmerica Life Insurance Company Separate Account VA-2L NY 4333 Edgewood Road, NE Cedar Rapids, IA 52499	11.17% (Initial shares)

AI Life Assurance Company of New York 2727 A-Allen Parkway 4-D1 Houston, TX 77019	6.36% (Initial shares)

MONY Life Insurance Company of America Variable Account L 1740 Broadway New York, NY 10019	5.94% (Initial shares)

Kemper Investors Life Insurance Company 2500 Westfield Drive Elgin, IL 60124	13.98% (Service shares)

          The proportionate voting policy described in this proxy statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

*  *  *  *  *

Other Matters

          The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the form of proxy to vote the proxies in accordance with their judgment on such matter.

          The Fund does not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders meeting subsequent to this meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, POLICYOWNERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE FORM OF VOTING INSTRUCTIONS IN THE ENCLOSED STAMPED ENVELOPE.

Dated: February 16, 2007

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

          The following Plan of Liquidation and Dissolution (the "Plan") of the Small Company Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), a trust organized and existing under the laws of the Commonwealth of Massachusetts, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust, dated October 29, 1986 (the "Declaration of Trust"), and applicable Massachusetts law.

           WHEREAS, the Fund's Board of Trustees (the "Board"), including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act), has deemed that it is advisable and in the best interests of the Portfolio and its shareholders to liquidate and to dissolve the Portfolio, and the Board, on February 16, 2007, considered the matter and determined to recommend the termination of the Portfolio pursuant to this Plan;

          NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

           1.     Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the Portfolio called for the purpose of voting upon the Plan. Approval of the Plan is to be determined by the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote on the Plan. The date of such adoption and approval of the Plan by shareholders is hereinafter called the "Effective Date."

           2.     Dissolution. Consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law and the Declaration of Trust within a reasonable period of time after the Effective Date.

           3.     Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of this Plan after the payment (or reservation of assets for payment) to all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, permit additional investments in Portfolio shares by existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.

           4.     Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash, consistent with the terms of the Plan.

           5.     Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

           6.     Liquidating Distribution. Within 60 days of the Effective Date, the Portfolio will provide the following to each shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

           7.     Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Portfolio and The Dreyfus Corporation, the Portfolio's investment adviser, all expenses incurred by or allocable to the Portfolio in carrying out the Plan and dissolving the Portfolio, excluding the cost (if any) of liquidating portfolio investments in preparation for and in connection with the liquidation, shall be borne by The Dreyfus Corporation.

           8.     Power of the Board. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, the Securities Act of 1933, as amended, and applicable Massachusetts law and the Declaration of Trust.

           9.     Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Portfolio, and the distribution of assets to shareholders in accordance with the purposes intended to be accomplished by the Plan.

DREYFUS VARIABLE INVESTMENT FUND
SMALL COMPANY STOCK PORTFOLIO

[PARTICIPATING INSURANCE COMPANY]

          The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company") hereby instructs the Participating Insurance Company to vote as indicated herein all of the shares of beneficial interest of the Small Company Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held in each separate account attributable to the Policies at the close of business on February 12, 2007 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 11:30 a.m. and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. If you fail to return this Voting Instruction Card, the Participating Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Policyowners in the separate account.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:________________, 2007 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

DREYFUS VARIABLE INVESTMENT FUND
SMALL COMPANY STOCK PORTFOLIO

          The undersigned hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated herein, all of the shares of beneficial interest of the Small Company Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held at the close of business on February 12, 2007, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 11:30 a.m. and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:________________, 2007 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

[PARTICIPATING INSURANCE COMPANY LOGO]

____________, 2007

Dear Policyowner:

We would like to take this opportunity to inform you of the proposed liquidation of the Small Company Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), and to request your voting instructions on this matter. As the owner of a variable annuity contract or variable life insurance policy issued by [Participating Insurance Company] who has invested in the Portfolio, you are entitled to provide us with your voting instructions. The Portfolio commenced operations on May 1, 1996. Recently, the Fund's Board of Trustees voted to recommend the liquidation of the Portfolio because the Portfolio's net assets have grown to only $42.5 million and it is unlikely the Portfolio will experience material growth in assets in the foreseeable future. The Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements) relative to total assets.

In order to liquidate the Portfolio, the Fund must obtain the consent of its shareholders. The Portfolio's shareholders are insurance companies, including [Participating Insurance Company], whose variable contract/policyowners are invested in the Portfolio. Each insurance company must give its variable contract/policyowners of record as of the close of business on February 12, 2007, the right to instruct the insurance company as to the manner in which shares of the Portfolio attributable to the owner's variable contract/policy should be voted. If approved by shareholders, the liquidation is expected to occur on or about April 30, 2007.

The proposed liquidation of the Portfolio will not in any way affect your rights or the obligations of [Participating Insurance Company] under your variable contract/policy. Furthermore, [Participating Insurance Company] has been advised by counsel that, if carried out, the proposed liquidation, followed by the transfer of the variable contract/policy value to an alternative subaccount, will not create any federal income tax liability for variable contract/policyowners.

To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio for which you are entitled to give us voting instructions. In addition, a Notice of Special Meeting of Shareholders and a Proxy Statement are enclosed which further describe the matters to be voted on at the Special Meeting of Shareholders.

From the date of this letter until 30 days after the date of liquidation, you will be permitted to make one free transfer of the entire variable contract/policy value that you have invested in the Portfolio to other investment funds available under your variable contract/policy. Any limitations on transfers under your variable contract/policy will not be affected by this free transfer. To assist you in giving us your transfer instructions, a Transfer Instruction Card is enclosed. Please note that you also may make your transfer on our website, www.___________.com, or by calling 1-800-___-____.

If the Portfolio is liquidated and you have not transferred your variable contract/policy value out of the Portfolio by the date of the liquidation, your contract/policy value invested in shares of the Portfolio will be transferred automatically to the subaccount that invests in _________.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your variable contract/policy value out of the Portfolio prior to the date of the liquidation. PLEASE ALSO PROVIDE US WITH YOUR TRANSFER INSTRUCTIONS. If you have any questions regarding this matter, please call 1-800-___-____ for assistance. We look forward to assisting you in your insurance and investment needs in 2007 and beyond.

Sincerely,

[Participating Insurance Company]

DREYFUS VARIABLE INVESTMENT FUND
DISCIPLINED STOCK PORTFOLIO

Notice of Special Meeting of Shareholders

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

          A Special Meeting of Shareholders of the Disciplined Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 11:00 a.m., for the following purposes:

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shares of the Portfolio are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). Portfolio shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies ("Policyowners").

          This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policyowners of record at the close of business on February 12, 2007 so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting. Your vote is important. Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage prepaid envelope.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
February 16, 2007

DREYFUS VARIABLE INVESTMENT FUND
DISCIPLINED STOCK PORTFOLIO

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Wednesday, April 4, 2007

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Variable Investment Fund (the "Fund"), on behalf of its series, Disciplined Stock Portfolio (the "Portfolio"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Wednesday, April 4, 2007 at 11:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

           Shares of the Portfolio are offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). The Participating Insurance Company's separate accounts are the shareholders of the Portfolio. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). As a Policyowner of record at the close of business on February 12, 2007, you have the right to instruct your Participating Insurance Company as to the manner in which shares of the Portfolio attributable to your Policy should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. To be effective, voting instructions must be received by the Participating Insurance Company before the close of business on April 3, 2007 (the "Effective Time"). Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to the Participating Insurance Company.

           Shareholders are entitled to one vote for each Portfolio share held and a fractional vote for each fractional Portfolio share held. Holders of Initial shares and Service shares will vote together as a group on the proposal. As of February 8, 2007, 3,206,244.678 Initial shares and 354,676.536 Service shares of the Portfolio's beneficial interests were issued and outstanding.

           Participating Insurance Companies will vote Portfolio shares attributable to Policies as to which no executed voting instruction forms are received by the Effective Time, as well as Portfolio shares not attributable to Policies (e.g., representing accrued fees payable to the relevant Participating Insurance Company by the separate account) or owned exclusively by the Participating Insurance Company or its affiliates, in the same proportion (for, against or abstain) as the voting instructions timely received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus and/or statement of additional information for the Policies.

          The approximate mailing date of this proxy statement and the accompanying voting instruction card is February 21, 2007. The Fund's principal executive offices are located at 200 Park Avenue, New York, New York 10166, and its phone number is 1-800-554-4611. Copies of the Portfolio's most recent Annual Report is available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Institutional Servicing, or by calling toll-free 1-800-554-4611.

PROPOSAL 1: TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE PORTFOLIO'S ASSETS WILL BELIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS

Introduction

          On February 16, 2007, the Fund's Board of Trustees, including a majority of Trustees who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved a Plan of Liquidation and Dissolution (the "Plan") in the form attached to this proxy statement. The Plan provides for the liquidation of the Portfolio's assets and the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Portfolio. The Fund's Board has directed that the Plan be submitted to Portfolio shareholders for approval.

          The Portfolio commenced operations on May 1, 1996, and, as of January 12, 2007, had total assets of approximately $93.2 million. The Portfolio has not achieved the asset growth expected by Dreyfus, the Portfolio's investment adviser, at the time the Portfolio commenced operations and Dreyfus believes it is unlikely that the Portfolio will experience material growth in assets in the foreseeable future. The Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements by Dreyfus) relative to total assets. In addition, because of certain inefficiencies, the higher relative costs and disadvantageous economies of scale attendant with the Portfolio's asset base, Dreyfus and the Fund's Board have concluded that it would be in the best interests of the Portfolio and its shareholders and Policyowners to liquidate the Portfolio.

Board Consideration

          In reaching its decision to approve the Plan and to submit it to shareholders for their approval, the Fund's Board considered the circumstances facing the Portfolio. The Board considered information provided by Dreyfus after management of Dreyfus reviewed the funds in the Dreyfus Family of Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds and recommended to the Board that the Portfolio be liquidated. The Board considered, among other factors, the following: (i) the Portfolio's failure to attain relative asset growth needed to achieve efficient investment operations in the view of management; (ii) the Portfolio's limited prospects for future growth; (iii) the understanding that Participating Insurance Companies will permit their Policyowners to make their own decisions regarding reinvestment of their Policy values allocated to the Portfolio through the transfer instruction process; and (iv) the fact that the consummation of the liquidation as proposed will not create any federal income tax liability for Policyowners.

           Furthermore, the Fund's Board concluded that the Plan was more appropriate than a merger of the Portfolio into a designated fund since Policyowners will be able to provide individualized instructions as to the transfer of the Portfolio's liquidated assets into another investment option available from their Participating Insurance Company, without adverse tax consequences to them.

           After careful consideration of these and other relevant factors, the Fund's Board concluded that approval of the Plan was in the best interests of shareholders and Policyowners and directed that the Plan be submitted to shareholders of the Portfolio for approval. The Fund is not required to seek federal or state regulatory approval of the Plan or the liquidation of the Portfolio.

Description of the Plan and the Liquidation

          The Plan will become effective on the date it is approved by shareholders of the Portfolio (the "Effective Date"). Within a reasonable period of time after the Effective Date, the Portfolio will convert all of its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs and preserving the value of its assets. On or about April 30, 2007, but not later than sixty days after the Effective Date, the Portfolio will distribute its assets to shareholders, after the payment (or reservation of assets for payment) to all creditors of the Portfolio, in redemption and cancellation of the outstanding shares of the Portfolio. Before making the final liquidating distribution, however, the Portfolio will continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Fund's Board, permit additional investments in Portfolio shares by existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.

          The date on which the Portfolio makes the liquidating distribution of its assets to shareholders and redeems and cancels its outstanding shares will be known as the "Liquidation Date." The proportionate interest of each shareholder in the assets of the Portfolio will be fixed on the basis of the shareholder's respective holdings as of the close of business on the Liquidation Date. On such date, the books of the Portfolio will be closed and the Portfolio will cease operations and will not engage in any business activities except for purposes of winding up its business and affairs.

          The Fund's Board has been advised by each Participating Insurance Company that, in order to avoid the potential of current taxation of a distribution, prior to or immediately following the distribution of liquidation proceeds to shareholders, the Participating Insurance Company will reinvest the redemption or cash proceeds distributed to its separate account by transferring the proceeds from the subaccount that held Portfolio shares to other subaccounts pursuant to transfer instructions timely received from Policyowners. For Policies as to which the Policyowners have not provided timely transfer instructions, the Participating Insurance Company will transfer the value of their Policies to a money market fund designated by the Participating Insurance Company. Transfer instructions and information as to the investment options will be provided by your Participating Insurance Company.

           Dreyfus will bear all expenses incurred in connection with carrying out the Plan, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation, but excluding the cost of liquidating portfolio investments (e.g., brokerage commissions and other transaction expenses) in preparation for and in connection with the Portfolio's liquidation. Normal operating expenses of the Portfolio will be borne by the Portfolio in the same manner as such expenses would have been borne absent a liquidation.

          The Plan also provides that the Fund's Board shall have the authority to authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the complete liquidation and dissolution of the Portfolio, as well as the other purposes generally to be accomplished by the Plan.

          If shareholders of the Portfolio fail to approve the Plan, the Portfolio will not be liquidated and will continue to operate and be managed in accordance with its investment objective and policies as currently in effect. However, in such case, the Fund's Board would determine what alternative action, if any, should be taken.

Vote Required and Board of Trustees' Recommendation

           Approval of this proposal requires the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote.

THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"APPROVAL OF THE PLAN

ADDITIONAL INFORMATION

Information Pertaining to the Investment Adviser and Distributor

           Dreyfus, the Portfolio's investment adviser, is located at 200 Park Avenue, New York, New York 10166, and is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Founded in 1947, Dreyfus manages more than $191 billion in approximately 200 mutual fund portfolios.

          On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

           Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's distributor.

Voting Information

           Voting instructions are being solicited by the Participating Insurance Companies by mail. In addition to the use of the mails, voting instructions may be solicited personally or by telephone by representatives of the Participating Insurance Companies. Participating Insurance Companies may be paid for their expenses in sending soliciting materials to their Policyowners. An outside firm may be retained to assist in the solicitation of voting instructions, primarily by contacting Policyowners by telephone.

           Shares represented by executed and unrevoked voting instruction forms will be voted in accordance with the specification made thereon, and if no voting instructions are given on such voting instruction forms, the shares will be voted "FOR" the proposal. If a voting instruction form is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve the proposal.

          A quorum is constituted by the presence in person or by proxy of the holders of at least thirty percent of the Portfolio's outstanding shares entitled to vote at the Meeting. Because the Participating Insurance Companies hold of record all of the Portfolio's shares, it is anticipated that all such shares will be present at the Meeting.

          In the event sufficient votes to approve the proposal are not received, the Participating Insurance Companies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment will require the affirmative vote by the holders of a majority of the Portfolio's shares eligible to vote that are represented at the Meeting in person or by proxy. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policyowners with respect to the reasons for the solicitation. Generally, votes cast "for" the proposal will be voted in favor of such adjournment, and votes cast "against" the proposal will be voted against any adjournment (abstentions will be voted for or against adjournment in proportion to the shares voted "for" or "against" the proposal).

Portfolio Share Ownership

          As of February 8, 2007, none of the Fund's Trustees and officers owned Portfolio shares.

          As of February 8, 2007, the following Participating Insurance Companies were known by the Fund to own 5% or more of the Portfolio's outstanding voting securities. Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a fund's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the fund.

Name and Address of Participating Insurance Company	Percent of Portfolio Shares Outstanding

TransAmerica Occidental Life Insurance Company Separate Account VA-2L 4333 Edgewood Road, NE Cedar Rapids, IA 52499	51.90% (Initial shares) 88.10% (Service shares)

First TransAmerica Life Insurance Company 4333 Edgewood Road, NE Cedar Rapids, IA 52499	27.90% (Initial shares) 11.91% Service shares)

Equitrust Life Insurance Co. 5400 University Avenue West Des Moines, IA 50266	5.92% (Initial shares)

TransAmerica Life Insurance Company 4333 Edgewood Road, NE Cedar Rapids, IA 52499	5.58% (Initial shares)

          The proportionate voting policy described in this proxy statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

*  *  *  *  *

Other Matters

          The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the form of proxy to vote the proxies in accordance with their judgment on such matter.

          The Fund does not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders meeting subsequent to this meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, POLICYOWNERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE FORM OF VOTING INSTRUCTIONS IN THE ENCLOSED STAMPED ENVELOPE.

Dated: February 16, 2007

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

          The following Plan of Liquidation and Dissolution (the "Plan") of the Disciplined Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), a trust organized and existing under the laws of the Commonwealth of Massachusetts, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust, dated October 29, 1986 (the "Declaration of Trust"), and applicable Massachusetts law.

           WHEREAS, the Fund's Board of Trustees (the "Board"), including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act), has deemed that it is advisable and in the best interests of the Portfolio and its shareholders to liquidate and to dissolve the Portfolio, and the Board, on February 16, 2007, considered the matter and determined to recommend the termination of the Portfolio pursuant to this Plan;

           NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

           1.     Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the Portfolio called for the purpose of voting upon the Plan. Approval of the Plan is to be determined by the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote on the Plan. The date of such adoption and approval of the Plan by shareholders is hereinafter called the "Effective Date."

           2.     Dissolution. Consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law and the Declaration of Trust within a reasonable period of time after the Effective Date.

           3.     Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of this Plan after the payment (or reservation of assets for payment) to all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, permit additional investments in Portfolio shares by existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.

           4.     Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash, consistent with the terms of the Plan.

           5.     Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

           6.     Liquidating Distribution. Within 60 days of the Effective Date, the Portfolio will provide the following to each shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

           7.     Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Portfolio and The Dreyfus Corporation, the Portfolio's investment adviser, all expenses incurred by or allocable to the Portfolio in carrying out the Plan and dissolving the Portfolio, excluding the cost (if any) of liquidating portfolio investments in preparation for and in connection with the liquidation, shall be borne by The Dreyfus Corporation.

           8.     Power of the Board. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, the Securities Act of 1933, as amended, and applicable Massachusetts law and the Declaration of Trust.

           9.     Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Portfolio, and the distribution of assets to shareholders in accordance with the purposes intended to be accomplished by the Plan.

DREYFUS VARIABLE INVESTMENT FUND
DISCIPLINED STOCK PORTFOLIO

[PARTICIPATING INSURANCE COMPANY]

          The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company") hereby instructs the Participating Insurance Company to vote as indicated herein all of the shares of beneficial interest of the Disciplined Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held in each separate account attributable to the Policies at the close of business on February 12, 2007 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 11:00 a.m. and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. If you fail to return this Voting Instruction Card, the Participating Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Policyowners in the separate account.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:________________, 2007 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

DREYFUS VARIABLE INVESTMENT FUND
DISCIPLINED STOCK PORTFOLIO

          The undersigned hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated herein, all of the shares of beneficial interest of the Disciplined Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held at the close of business on February 12, 2007, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 11:00 a.m. and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:________________, 2007 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

[PARTICIPATING INSURANCE COMPANY LOGO]

____________, 2007

Dear Policyowner:

We would like to take this opportunity to inform you of the proposed liquidation of the Disciplined Stock Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), and to request your voting instructions on this matter. As the owner of a variable annuity contract or variable life insurance policy issued by [Participating Insurance Company] who has invested in the Portfolio, you are entitled to provide us with your voting instructions. The Portfolio commenced operations on May 1, 1996. Recently, the Fund's Board of Trustees voted to recommend the liquidation of the Portfolio because the Portfolio's net assets have grown to only $93.2 million and it is unlikely the Portfolio will experience material growth in assets in the foreseeable future. The Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements) relative to total assets.

In order to liquidate the Portfolio, the Fund must obtain the consent of its shareholders. The Portfolio's shareholders are insurance companies, including [Participating Insurance Company], whose variable contract/policyowners are invested in the Portfolio. Each insurance company must give its variable contract/policyowners of record as of the close of business on February 12, 2007, the right to instruct the insurance company as to the manner in which shares of the Portfolio attributable to the owner's variable contract/policy should be voted. If approved by shareholders, the liquidation is expected to occur on or about April 30, 2007.

The proposed liquidation of the Portfolio will not in any way affect your rights or the obligations of [Participating Insurance Company] under your variable contract/policy. Furthermore, [Participating Insurance Company] has been advised by counsel that, if carried out, the proposed liquidation, followed by the transfer of the variable contract/policy value to an alternative subaccount, will not create any federal income tax liability for variable contract/policyowners.

To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio for which you are entitled to give us voting instructions. In addition, a Notice of Special Meeting of Shareholders and a Proxy Statement are enclosed which further describe the matters to be voted on at the Special Meeting of Shareholders.

From the date of this letter until 30 days after the date of liquidation, you will be permitted to make one free transfer of the entire variable contract/policy value that you have invested in the Portfolio to other investment funds available under your variable contract/policy. Any limitations on transfers under your variable contract/policy will not be affected by this free transfer. To assist you in giving us your transfer instructions, a Transfer Instruction Card is enclosed. Please note that you also may make your transfer on our website, www.___________.com, or by calling 1-800-___-____.

If the Portfolio is liquidated and you have not transferred your variable contract/policy value out of the Portfolio by the date of the liquidation, your contract/policy value invested in shares of the Portfolio will be transferred automatically to the subaccount that invests in _________.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your variable contract/policy value out of the Portfolio prior to the date of the liquidation. PLEASE ALSO PROVIDE US WITH YOUR TRANSFER INSTRUCTIONS. If you have any questions regarding this matter, please call 1-800-___-____ for assistance. We look forward to assisting you in your insurance and investment needs in 2007 and beyond.

Sincerely,

[Participating Insurance Company]

DREYFUS VARIABLE INVESTMENT FUND
SPECIAL VALUE PORTFOLIO

Notice of Special Meeting of Shareholders

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

          A Special Meeting of Shareholders of the Special Value Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 12:00 p.m., for the following purposes:

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shares of the Portfolio are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). Portfolio shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies ("Policyowners").

           This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policyowners of record at the close of business on February 12, 2007 so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting. Your vote is important. Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage prepaid envelope.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
February 16, 2007

DREYFUS VARIABLE INVESTMENT FUND
SPECIAL VALUE PORTFOLIO

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Wednesday, April 4, 2007

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Variable Investment Fund (the "Fund"), on behalf of its series, Special Value Portfolio (the "Portfolio"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Wednesday, April 4, 2007 at 12:00 p.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

           Shares of the Portfolio are offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). The Participating Insurance Company's separate accounts are the shareholders of the Portfolio. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). As a Policyowner of record at the close of business on February 12, 2007, you have the right to instruct your Participating Insurance Company as to the manner in which shares of the Portfolio attributable to your Policy should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. To be effective, voting instructions must be received by the Participating Insurance Company before the close of business on April 3, 2007 (the "Effective Time"). Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to the Participating Insurance Company.

           Shareholders are entitled to one vote for each Portfolio share held and a fractional vote for each fractional Portfolio share held. Holders of Initial shares and Service shares will vote together as a group on the proposal. As of February 8, 2007, 1,519,702.841 Initial shares and 284,341.148 Service shares of the Portfolio's beneficial interests were issued and outstanding.

           Participating Insurance Companies will vote Portfolio shares attributable to Policies as to which no executed voting instruction forms are received by the Effective Time, as well as Portfolio shares not attributable to Policies (e.g., representing accrued fees payable to the relevant Participating Insurance Company by the separate account) or owned exclusively by the Participating Insurance Company or its affiliates, in the same proportion (for, against or abstain) as the voting instructions timely received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus and/or statement of additional information for the Policies.

          The approximate mailing date of this proxy statement and the accompanying voting instruction card is February 21, 2007. The Fund's principal executive offices are located at 200 Park Avenue, New York, New York 10166, and its phone number is 1-800-554-4611. Copies of the Portfolio's most recent Annual Report is available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Institutional Servicing, or by calling toll-free 1-800-554-4611.

PROPOSAL 1: TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE PORTFOLIO'S ASSETS WILL BELIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS

Introduction

           On February 16, 2007, the Fund's Board of Trustees, including a majority of Trustees who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved a Plan of Liquidation and Dissolution (the "Plan") in the form attached to this proxy statement. The Plan provides for the liquidation of the Portfolio's assets and the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Portfolio. The Fund's Board has directed that the Plan be submitted to Portfolio shareholders for approval.

          The Portfolio commenced operations on December 31, 1995, and, as of January 12, 2007, had total assets of approximately $29.2 million. The Portfolio has not achieved the asset growth expected by Dreyfus, the Portfolio's investment adviser, at the time the Portfolio commenced operations and Dreyfus believes it is unlikely that the Portfolio will experience material growth in assets in the foreseeable future. The Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements by Dreyfus) relative to total assets. In addition, because of certain inefficiencies, the higher relative costs and disadvantageous economies of scale attendant with the Portfolio's asset base, Dreyfus and the Fund's Board have concluded that it would be in the best interests of the Portfolio and its shareholders and Policyowners to liquidate the Portfolio.

Board Consideration

          In reaching its decision to approve the Plan and to submit it to shareholders for their approval, the Fund's Board considered the circumstances facing the Portfolio. The Board considered information provided by Dreyfus after management of Dreyfus reviewed the funds in the Dreyfus Family of Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds and recommended to the Board that the Portfolio be liquidated. The Board considered, among other factors, the following: (i) the Portfolio's failure to attain relative asset growth needed to achieve efficient investment operations in the view of management; (ii) the Portfolio's limited prospects for future growth; (iii) the understanding that Participating Insurance Companies will permit their Policyowners to make their own decisions regarding reinvestment of their Policy values allocated to the Portfolio through the transfer instruction process; and (iv) the fact that the consummation of the liquidation as proposed will not create any federal income tax liability for Policyowners.

           Furthermore, the Fund's Board concluded that the Plan was more appropriate than a merger of the Portfolio into a designated fund since Policyowners will be able to provide individualized instructions as to the transfer of the Portfolio's liquidated assets into another investment option available from their Participating Insurance Company, without adverse tax consequences to them.

           After careful consideration of these and other relevant factors, the Fund's Board concluded that approval of the Plan was in the best interests of shareholders and Policyowners and directed that the Plan be submitted to shareholders of the Portfolio for approval. The Fund is not required to seek federal or state regulatory approval of the Plan or the liquidation of the Portfolio.

Description of the Plan and the Liquidation

          The Plan will become effective on the date it is approved by shareholders of the Portfolio (the "Effective Date"). Within a reasonable period of time after the Effective Date, the Portfolio will convert all of its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs and preserving the value of its assets. On or about April 30, 2007, but not later than sixty days after the Effective Date, the Portfolio will distribute its assets to shareholders, after the payment (or reservation of assets for payment) to all creditors of the Portfolio, in redemption and cancellation of the outstanding shares of the Portfolio. Before making the final liquidating distribution, however, the Portfolio will continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Fund's Board, permit additional investments in Portfolio shares by existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.

          The date on which the Portfolio makes the liquidating distribution of its assets to shareholders and redeems and cancels its outstanding shares will be known as the "Liquidation Date." The proportionate interest of each shareholder in the assets of the Portfolio will be fixed on the basis of the shareholder's respective holdings as of the close of business on the Liquidation Date. On such date, the books of the Portfolio will be closed and the Portfolio will cease operations and will not engage in any business activities except for purposes of winding up its business and affairs.

          The Fund's Board has been advised by each Participating Insurance Company that, in order to avoid the potential of current taxation of a distribution, prior to or immediately following the distribution of liquidation proceeds to shareholders, the Participating Insurance Company will reinvest the redemption or cash proceeds distributed to its separate account by transferring the proceeds from the subaccount that held Portfolio shares to other subaccounts pursuant to transfer instructions timely received from Policyowners. For Policies as to which the Policyowners have not provided timely transfer instructions, the Participating Insurance Company will transfer the value of their Policies to a money market fund designated by the Participating Insurance Company. Transfer instructions and information as to the investment options will be provided by your Participating Insurance Company.

           Dreyfus will bear all expenses incurred in connection with carrying out the Plan, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation, but excluding the cost of liquidating portfolio investments (e.g., brokerage commissions and other transaction expenses) in preparation for and in connection with the Portfolio's liquidation. Normal operating expenses of the Portfolio will be borne by the Portfolio in the same manner as such expenses would have been borne absent a liquidation.

          The Plan also provides that the Fund's Board shall have the authority to authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the complete liquidation and dissolution of the Portfolio, as well as the other purposes generally to be accomplished by the Plan.

          If shareholders of the Portfolio fail to approve the Plan, the Portfolio will not be liquidated and will continue to operate and be managed in accordance with its investment objective and policies as currently in effect. However, in such case, the Fund's Board would determine what alternative action, if any, should be taken.

Vote Required and Board of Trustees' Recommendation

           Approval of this proposal requires the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote.

THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"APPROVAL OF THE PLAN

ADDITIONAL INFORMATION

Information Pertaining to the Investment Adviser and Distributor

           Dreyfus, the Portfolio's investment adviser, is located at 200 Park Avenue, New York, New York 10166, and is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Founded in 1947, Dreyfus manages more than $191 billion in approximately 200 mutual fund portfolios.

          On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

           Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's distributor.

Voting Information

           Voting instructions are being solicited by the Participating Insurance Companies by mail. In addition to the use of the mails, voting instructions may be solicited personally or by telephone by representatives of the Participating Insurance Companies. Participating Insurance Companies may be paid for their expenses in sending soliciting materials to their Policyowners. An outside firm may be retained to assist in the solicitation of voting instructions, primarily by contacting Policyowners by telephone.

           Shares represented by executed and unrevoked voting instruction forms will be voted in accordance with the specification made thereon, and if no voting instructions are given on such voting instruction forms, the shares will be voted "FOR" the proposal. If a voting instruction form is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve the proposal.

          A quorum is constituted by the presence in person or by proxy of the holders of at least thirty percent of the Portfolio's outstanding shares entitled to vote at the Meeting. Because the Participating Insurance Companies hold of record all of the Portfolio's shares, it is anticipated that all such shares will be present at the Meeting.

          In the event sufficient votes to approve the proposal are not received, the Participating Insurance Companies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment will require the affirmative vote by the holders of a majority of the Portfolio's shares eligible to vote that are represented at the Meeting in person or by proxy. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policyowners with respect to the reasons for the solicitation. Generally, votes cast "for" the proposal will be voted in favor of such adjournment, and votes cast "against" the proposal will be voted against any adjournment (abstentions will be voted for or against adjournment in proportion to the shares voted "for" or "against" the proposal).

Portfolio Share Ownership

          As of February 8, 2007, none of the Fund's Trustees and officers owned Portfolio shares.

          As of February 8, 2007, the following Participating Insurance Companies were known by the Fund to own 5% or more of the Portfolio's outstanding voting securities. Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a fund's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the fund.

Name and Address of Participating Insurance Company	Percent of Portfolio Shares Outstanding

TransAmerica Occidental Life Insurance Company Separate Account VA-2L 4333 Edgewood Road, NE Cedar Rapids, IA 52499	65.55% (Initial shares) 91.29% (Service shares)

First TransAmerica Life Insurance Company 4333 Edgewood Road, NE Cedar Rapids, IA 52499	33.38% (Initial shares) 8.71% Service shares)

          The proportionate voting policy described in this proxy statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

*  *  *  *  *

Other Matters

          The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the form of proxy to vote the proxies in accordance with their judgment on such matter.

          The Fund does not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders meeting subsequent to this meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, POLICYOWNERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE FORM OF VOTING INSTRUCTIONS IN THE ENCLOSED STAMPED ENVELOPE.

Dated: February 16, 2007

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

          The following Plan of Liquidation and Dissolution (the "Plan") of the Special Value Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), a trust organized and existing under the laws of the Commonwealth of Massachusetts, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust, dated October 29, 1986 (the "Declaration of Trust"), and applicable Massachusetts law.

           WHEREAS, the Fund's Board of Trustees (the "Board"), including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act), has deemed that it is advisable and in the best interests of the Portfolio and its shareholders to liquidate and to dissolve the Portfolio, and the Board, on February 16, 2007, considered the matter and determined to recommend the termination of the Portfolio pursuant to this Plan;

          NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

           1.      Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the Portfolio called for the purpose of voting upon the Plan. Approval of the Plan is to be determined by the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote on the Plan. The date of such adoption and approval of the Plan by shareholders is hereinafter called the "Effective Date."

           2.       Dissolution. Consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law and the Declaration of Trust within a reasonable period of time after the Effective Date.

           3.       Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of this Plan after the payment (or reservation of assets for payment) to all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, permit additional investments in Portfolio shares by existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.

           4.       Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash, consistent with the terms of the Plan.

           5.       Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

           6.       Liquidating Distribution. Within 60 days of the Effective Date, the Portfolio will provide the following to each shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

           7.       Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Portfolio and The Dreyfus Corporation, the Portfolio's investment adviser, all expenses incurred by or allocable to the Portfolio in carrying out the Plan and dissolving the Portfolio, excluding the cost (if any) of liquidating portfolio investments in preparation for and in connection with the liquidation, shall be borne by The Dreyfus Corporation.

           8.       Power of the Board. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, the Securities Act of 1933, as amended, and applicable Massachusetts law and the Declaration of Trust.

           9.       Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Portfolio, and the distribution of assets to shareholders in accordance with the purposes intended to be accomplished by the Plan.

DREYFUS VARIABLE INVESTMENT FUND
SPECIAL VALUE PORTFOLIO

[PARTICIPATING INSURANCE COMPANY]

          The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company") hereby instructs the Participating Insurance Company to vote as indicated herein all of the shares of beneficial interest of the Special Value Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held in each separate account attributable to the Policies at the close of business on February 12, 2007 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 12:00 p.m. and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. If you fail to return this Voting Instruction Card, the Participating Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Policyowners in the separate account.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:________________, 2007 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

DREYFUS VARIABLE INVESTMENT FUND
SPECIAL VALUE PORTFOLIO

           The undersigned hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated herein, all of the shares of beneficial interest of the Special Value Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held at the close of business on February 12, 2007, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 4, 2007, at 12:00 p.m. and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:________________, 2007 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

[PARTICIPATING INSURANCE COMPANY LOGO]

____________, 2007

Dear Policyowner:

We would like to take this opportunity to inform you of the proposed liquidation of the Special Value Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), and to request your voting instructions on this matter. As the owner of a variable annuity contract or variable life insurance policy issued by [Participating Insurance Company] who has invested in the Portfolio, you are entitled to provide us with your voting instructions. The Portfolio commenced operations on December 31, 1995. Recently, the Fund's Board of Trustees voted to recommend the liquidation of the Portfolio because the Portfolio's net assets have grown to only $29.2 million and it is unlikely the Portfolio will experience material growth in assets in the foreseeable future. The Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements) relative to total assets.

In order to liquidate the Portfolio, the Fund must obtain the consent of its shareholders. The Portfolio's shareholders are insurance companies, including [Participating Insurance Company], whose variable contract/policyowners are invested in the Portfolio. Each insurance company must give its variable contract/policyowners of record as of the close of business on February 12, 2007, the right to instruct the insurance company as to the manner in which shares of the Portfolio attributable to the owner's variable contract/policy should be voted. If approved by shareholders, the liquidation is expected to occur on or about April 30, 2007.

The proposed liquidation of the Portfolio will not in any way affect your rights or the obligations of [Participating Insurance Company] under your variable contract/policy. Furthermore, [Participating Insurance Company] has been advised by counsel that, if carried out, the proposed liquidation, followed by the transfer of the variable contract/policy value to an alternative subaccount, will not create any federal income tax liability for variable contract/policyowners.

To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio for which you are entitled to give us voting instructions. In addition, a Notice of Special Meeting of Shareholders and a Proxy Statement are enclosed which further describe the matters to be voted on at the Special Meeting of Shareholders.

From the date of this letter until 30 days after the date of liquidation, you will be permitted to make one free transfer of the entire variable contract/policy value that you have invested in the Portfolio to other investment funds available under your variable contract/policy. Any limitations on transfers under your variable contract/policy will not be affected by this free transfer. To assist you in giving us your transfer instructions, a Transfer Instruction Card is enclosed. Please note that you also may make your transfer on our website, www.___________.com, or by calling 1-800-___-____.

If the Portfolio is liquidated and you have not transferred your variable contract/policy value out of the Portfolio by the date of the liquidation, your contract/policy value invested in shares of the Portfolio will be transferred automatically to the subaccount that invests in _________.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your variable contract/policy value out of the Portfolio prior to the date of the liquidation. PLEASE ALSO PROVIDE US WITH YOUR TRANSFER INSTRUCTIONS. If you have any questions regarding this matter, please call 1-800-___-____ for assistance. We look forward to assisting you in your insurance and investment needs in 2007 and beyond.

Sincerely,

[Participating Insurance Company]